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                                                                   EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 22, 2001 on the financial statements of Confer Software, Inc., included in the Proxy Statement of XCare.net, Inc. that is made a part of the Registration Statement (Form S-4) of XCare.net, Inc. dated
July 16, 2001.


                                        /s/ Ernst & Young LLP


Denver, Colorado
July 13, 2001